Exhibit 99

                         SHARE EXCHANGE AGREEMENT

     This Share Exchange Agreement ("Agreement") is made and entered into as of May 26, 2002 between and among Precom Technology, Inc., a Florida corporation ("Precom"), CGI International Holdings, Incorporated, a Delaware corporation ("CGI"), Saddleback Financial Corporation, a Delaware corporation ("SFC"), Leasco Holding, Inc., an Illinois corporation ("Leasco") and Merchants Capital Corporation, a corporation with its principal offices located in Chicago, IL ("MCC").

                                  RECITALS

A. CGI is a diversified financial services company that takes advantage of a wide range of business opportunities and tax and asset protection strategies for its clients at varying investment levels. Through its business units, CGI acts as a vehicle and advisor for acquisition of strategically placed companies in fragmented industries, as well as a full-service financial and tax advisor, and a venture capital firm. CGI is the owner of 40 million shares of the common stock of Precom, representing approximately 94 percent of the outstanding shares of Precom.

B. SFC is an equipment leasing company with its principal offices located in Orange, California.

C. Leasco is a holding company based in Chicago, Illinois and owns all of the issued and outstanding shares of stock of SFC .

D. MCC is engaged in the financial services business and has advanced operating funds to SFC secured by a UCC-1 financing statement secured by all of the assets of SFC, identified and listed on Exhibit "A" hereto (the "SFC Assets").

E. SFC has agreed to sell to CGI and Precom, and CGI and Precom have agreed to purchase, the SFC Assets from SFC, free and clear of all claims and liabilities of SFC, in exchange for shares of Precom common stock, pursuant to the terms and conditions set forth in this Agreement, and Leasco and MCC have consented and agreed to such sale.

F. The SFC Assets will be acquired initially by CGI with Precom stock held by CGI, following which CGI will transfer the SFC Assets to a new corporation to be formed as Saddleback Lease Finance, or a similar name selected by Precom ("New Saddleback"), following which CGI will transfer the stock of New Saddleback to Precom in satisfaction of a certain Promissory Note due from CGI to Precom, as a result of which New Saddleback will become a wholly-owned subsidiary of Precom.

G. The parties to this Agreement intend that the transaction contemplated by this Agreement qualify as a reorganization within the meaning of Section 368(a)(1)(B) or (C) of the Internal Revenue Code of 1986, as amended

In consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are expressly agreed to and acknowledged by the parties, the parties agree as follows:

1. Exchange of Stock for SFC Assets.

(a) SFC agrees to transfer to CGI, and CGI agrees to purchase from SFC, all of SFC's right, title and interest in the SFC Assets, free and clear of all liabilities, mortgages, liens, pledges, security interests, restrictions, encumbrances, or adverse claims against SFC of any nature, specifically including the secured interest of MCC.

(b) At the Closing (as defined in Section 2 below), upon execution and delivery by SFC of an assignment and bill of sale of the SFC Assets, to New Saddleback, consented and agreed to by Leasco and MCC, CGI will cause 2,000,000 shares of the common voting stock, par value $0.001 of Precom (the "Precom Stock") to be transferred to SFC, in full satisfaction of any right or interest which SFC held in the SFC Assets, except as otherwise provided in this Agreement.

(c) At the Closing, and immediately following the transfer of the Precom Stock to SFC by CGI, Precom will cause 1,000,000 shares of its non-voting, non-cumulative preferred stock (the Preferred Stock") to be issued to SFC, subject to the Statement of Preferences approved and adopted by Precom containing the terms provided for herein.

(d) Immediately upon the receipt of the SFC Assets by New Saddleback, the transfer of the Precom Stock to SFC and the issuance of the Preferred Stock to SFC, CGI shall transfer the stock held by it in New Saddleback (the "New Saddleback Stock") to Precom in satisfaction of the Promissory Note in favor of Precom previously issued by CGI. As a result of the exchange of the SFC Assets for the Precom Stock held by CGI, and the transfer of the New Saddleback Stock to Precom, SFC will become a wholly-owned subsidiary of Precom.

2. Closing.

(a) The parties to this Agreement will hold a closing (the "Closing") for the purpose of executing and exchanging all of the documents and share certificates contemplated by this Agreement and otherwise effecting the transactions contemplated by this Agreement. The Closing will be held as soon as possible at CGI's current operations office located at 2755 Cottonwood Parkway, Sixth Floor, Salt Lake City, UT 84121, or at such other location as the parties mutually agree in writing, subject to satisfactory completion of due diligence, but no later than May 31, 2002 unless extended in writing by the parties. All proceedings to be taken and all documents to be executed and exchanged at the Closing will be deemed to have been taken, delivered and executed simultaneously, and no proceeding will be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. If agreed to by the parties, the Closing may take place through the exchange of documents by fax and/or express courier.

(b) With the exception of any stock certificates, which must be in their original form, any copy, fax, e-mail or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, fax, e-mail or other reproduction is a complete reproduction of the entire original writing or transmission or original signature, and the originals are promptly delivered thereafter.

(c) This Agreement shall be binding upon the parties when executed by SFC, CGI, Precom, MCC and SFC subject to satisfactory completion of due diligence as hereafter provided.

3. Representations and Warranties of Precom and CGI.

Precom and CGI represent and warrant as follows:

(a) Precom is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

(b) The authorized capital stock of Precom consists of (i) 50,000,000 shares of common stock, $0.001 par value per share, of which 44,128,820 are issued and outstanding and (ii) 10,000,000 shares of preferred stock, $.0.001 par value, of which no shares are issued and outstanding. To the knowledge of Precom, all issued and outstanding shares of Precom's common and preferred stock are fully paid and non-assessable.

(c) Execution of this Agreement and performance by Precom hereunder has been duly authorized by all requisite corporate action on the part of Precom, and this Agreement constitutes a valid and binding obligation of Precom, and Precom's performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, or, to Precom's knowledge any law or regulation, to which any property of Precom is subject or by which Precom is bound.

(d) Precom has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, and will deliver at the Closing a certified copy of resolutions of its board of directors authorizing execution of this Agreement by its officers and performance hereunder.

(e) Precom has provided all financial statements and financial information in its possession as has been requested by SFC.

(f) There is no litigation or proceeding pending, or to Precom's knowledge, threatened against or relating to Precom, its properties or businesses.

(g) Precom is not a party to any material contract other than those listed in Precom's Form 10-KSB periodic report for the period ending December 31, 2001, as filed with the Securities & Exchange Commission.

(h) Precom has filed in correct form all federal, state, and other tax returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. Precom has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of Precom.

(i) Precom is a publicly reporting company pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Act") and is in compliance with all reporting requirements of the Act. Precom's Form 10-KSB for the period ending December 31, 2002, its Form 10-QSB for the periods ending March 31, 2002, and any other periodic filings made by Precom as filed with the SEC, including all exhibits, documents and attachments thereto, are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statement therein not materially misleading.

(j) Precom is acquiring the New Saddleback Stock to be transferred to it under this Agreement for investment and not with a view to the sale or distribution thereof.

4. Representations and Warranties of CGI.

CGI represents and warrants as follows:

(a) CGI is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware and is licensed or qualified as a foreign corporation in all places in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

(b) There are no agreements purporting to restrict the transfer of the Precom Stock, nor any voting agreements, voting trusts or other arrangements restricting or affecting the voting of the Precom Stock. The Precom Stock held by CGI is duly and validly issued, fully paid and non-assessable, and issued in full compliance with all federal, state, and local laws, rules and regulations.

(c) CGI has full right, power and authority to sell, transfer and deliver the Precom Stock, and upon delivery of the SFC Assets therefor as contemplated in this Agreement, CGI will transfer to SFC valid and marketable title to the Precom Stock, including all voting and other rights to the Precom Stock, free and clear of all pledges, liens, security interests, adverse claims, options, rights of any third party, or other encumbrances.

(d) There is no litigation or proceeding pending or threatened against CGI relating to the Precom Stock.

(e) CGI has filed in correct form all tax returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. CGI has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of CGI.

(f) Except as reflected on Exhibit "B", attached hereto, Precom and CGI have had the opportunity to perform all due diligence investigations of the SFC Assets as they have deemed necessary or appropriate and to ask questions of SFC's officers and directors and have received satisfactory answers to all of their questions.

5.  Representations and Warranties of SFC.

SFC represents and warrants as follows:

(a) SFC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary, including the State of California, in which it currently maintains its principal offices. All franchise and other corporate fees and taxes due to any state have been paid in full.

(b) The authorized capital stock of SFC consists of (i) 1000 shares of common stock, $1.00 par value per share, of which 1000 are issued and outstanding. To the knowledge of SFC, all issued and outstanding shares of SFC's common stock are fully paid and non-assessable and are held by Leasco.

(c) SFC has no subsidiaries at the date of execution of this Agreement.

(d) Execution of this Agreement and performance by SFC hereunder has been duly authorized by all requisite corporate action on the part of SFC, and this Agreement constitutes a valid and binding obligation of SFC, and SFC's performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, or, to SFC's knowledge any law or regulation, to which any property of SFC is subject or by which SFC is bound, and in particular will not result in the breach or violation of any covenant with any lender or financing source relied upon by SFC in the ordinary conduct of its business..

(e) SFC has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, and will deliver at the Closing a certified copy of resolutions of its board of directors authorizing execution of this Agreement by its officers and performance hereunder.

(f) SFC has provided all financial statements and financial information in its possession as has been requested by SFC, certified by independent auditors in accordance with generally accepted accounting practices and procedures.

(g) True and correct copies of the financial statements of SFC for the calendar years 1999, 2000 and 2001, and for the First Quarter of 2002, ending March 31, 2002, including Income Statements and Balance Sheets, are attached hereto as Exhibit "C". The financial statements attached as Exhibit "C" are true and correct in every material respect, have been prepared in accordance with generally accepted accounting principles, include all material items of income, expense, assets and liabilities and do not fail to disclose any material item necessary in order to make the financial statements accurate and not misleading.

(g) Except as set forth on Schedule 5(g) to this Agreement, there is no litigation or other proceeding pending, or to SFC's knowledge, threatened against or relating to SFC, its properties or businesses, or which could through the passage of time, result in a claim or charge against the SFC Assets or the business of SFC to be transferred to New Saddleback.

(h) SFC is not a party to any material contract other than those listed in Exhibit "D" attached hereto, and has no material liabilities (liabilities in excess of $5,000, actual or contingent) not reflected on Exhibit "D" and not fully disclosed or reserved against on its financial statements in Exhibit "C".

(i) SFC has filed in correct form all federal, state, and other tax returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. SFC has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of SFC.

(j) Except as reflected on Exhibit "E", attached hereto, SFC has had the opportunity to perform all due diligence investigations of CGI and Precom as it has deemed necessary or appropriate and to ask questions of CGI's and Precom's officers and directors and have received satisfactory answers to all of its questions.

6. Representations and Warranties of Leasco.

Leasco represents and warrants as follows:

(a) Leasco is a corporation duly organized, validly existing, and in good standing under the laws of the State of Illinois and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

(b) Leasco has no subsidiaries at the date of execution of this Agreement other than SFC.

(c) Execution of this Agreement and performance by SFC hereunder has been duly authorized by all requisite corporate action on the part of SFC, and this Agreement constitutes a valid and binding obligation of SFC, and SFC's performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, or, to SFC's knowledge any law or regulation, to which any property of SFC, and in particular the SFC Assets, is subject or by which SFC is bound.

(d) SFC has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, and will deliver at the Closing a certified copy of resolutions of its board of directors authorizing execution of this Agreement by its officers and performance hereunder.

(e) SFC has provided or will provide all financial statements and financial information in its possession relating to the ownership, operations or management of SFC as it has in its possession, custody or control. The financial statements of SFC attached as Exhibit "C" are true and correct in every material respect, have been prepared in accordance with generally accepted accounting principals, include all material items of income, expense, assets and liabilities and do not fail to disclose any material item necessary in order to make the financial statements accurate and not misleading.

(f) There is no litigation or proceeding pending, or to SFC's knowledge threatened, against or relating to SFC, its properties or businesses which could or does affect the ownership of the SFC Assets, the ability of SFC to transfer the SFC Assets free and clear of all claims, liens and encumbrances (with the consent of MCC) or the operation of the business of SFC.

(g) SFC is not a party to any material contract other than those listed in Exhibit "D" relating to or affecting the business of SFC or the ownership or transfer of the SFC Assets by SFC.

(h) SFC has filed in correct form all federal, state, and other tax returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. SFC has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of SFC.

(i) Except as reflected on Exhibit "E", attached hereto, SFC has had the opportunity to perform all due diligence investigations of CGI and Precom as it has deemed necessary or appropriate and to ask questions of CGI's and Precom's officers and directors and have received satisfactory answers to all of its questions.

7.   Conduct Prior to the Closing.

Precom, SFC, CGI, MCC and SFC covenant that between the date of this Agreement and the Closing:

(a) No change will be made in the charter documents, by-laws, or other corporate documents of SFC, except to change SFC's name to remove "Saddleback" or any variation thereof from its corporate name.

(b) SFC will use its best efforts to maintain and preserve the business, organization, employee relationships, and goodwill of SFC intact, will pay all debts as they come due, will maintain the SFC Assets free and clear of all liens, claims and encumbrances other than the secured position of MCC, and SFC will not enter into any material commitment except in the ordinary course of its business on prior notice to CGI and Precom.

(c) SFC will not sell, transfer, assign, hypothecate, lien, or otherwise dispose of or encumber the SFC Assets, and no options, warrants or other rights to acquire SFC Assets shall be issued or shall exist or be enforceable.

(d) SFC will maintain and file all reports and other filings required or necessary under applicable securities laws, including any reports related to the transaction contemplated by this Agreement.

6. Conditions to Obligations of Precom and CGI.

CGI and Precom's obligation to complete the transactions contemplated herein is subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by CGI and Precom as appropriate:

(a) The representations and warranties of SFC and Leasco set forth herein will be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

(b) SFC and Leasco will have performed all covenants required by this Agreement to be performed by it on or before the Closing.

(c) This Agreement will have been approved by the Board of Directors of SFC and Leasco.

(d) SFC, Leasco and MCC will have delivered to CGI and Precom the documents set forth below in form and substance reasonably satisfactory to counsel for CGI and Precom, the representations and obligations in which shall survive
Closing:

(i) Certification that SFC is a corporation duly organized, validly existing, and in good standing;
(ii) Certification that SFC 's authorized and issued capital stock is as set forth herein;
     (iii) Certified copies of the resolutions of the board of directors of each of SFC and Leasco authorizing the execution of this Agreement and the consummation hereof;
     (iv) Certification that the financial statements attached as Exhibit "D" hereto are true and correct in all material respects and that the financial condition of SFC, the SFC Assets and the business of SFC has not materially changed adversely from the condition at the date of this Agreement
     (v) Certification that the material contracts listed and identified on Exhibit "E" are in full force and effect according to their terms and that there has been no breach, violation or other conduct relating to the contracts or any provision thereof, all of which contracts will remain in full force and effect after Closing;
     (vi) Executed assignments and bills of sale transferring and assigning to New Saddleback the SFC Assets as listed and identified on Exhibit "A", together with a full and complete release of MCC's security interest in the SFC Assets
(vii) Original fully executed documents changing the name of SFC to a new name selected by SFC and Leasco but not using the name "Saddleback" in form suitable for filing with the State of Delaware and effective to change the name of SFC accordingly;
(viii) An executed assignment of the exclusive right to the use of the name "Saddleback" in favor of New Saddleback; and
     (ix) Any further document as may be reasonably requested by counsel to CGI and Precom in order to substantiate any of the representations or warranties of each of Leasco, MCC and SFC set forth herein.

(e) SFC and MCC (or its designee) will have acknowledged in writing that the shares of Precom which they are receiving at Closing may not be resold to the public except upon registration or upon compliance with the terms of Rule 144 and that the certificates representing the shares shall contain the appropriate restrictive legends, subject to the registration requirements contained in this Agreement.

 7. Conditions to Obligations of  SFC, Leasco and MCC.

SFC, Leasco and MCC's obligations to complete the transaction contemplated herein will be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by each of them, as appropriate:

(a) The representations and warranties of CGI and Precom set forth herein will be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

(b) CGI and Precom will have performed all covenants required by this Agreement to be performed by them on or before the Closing.

(c) This Agreement will have been approved by the Board of Directors of CGI and Precom.

(d) Precom and CGI will have delivered to SFC and SFC the documents set forth below in form and substance reasonably satisfactory to counsel for Precom, to the effect that:

(i) Each of CGI and Precom is a corporation duly organized, validly existing, and in good standing;
(ii) Each of CGI and Precom 's issued and outstanding capital stock is owned as set forth herein;
     (iii) Certified copies of the resolutions of the board of directors of each of CGI and Precom authorizing the execution of this Agreement and the consummation hereof; and
     (iv) Any further document required herein or as may be reasonably requested by counsel to SFC in order to substantiate any of the representations or warranties of each of CGI and Precom set forth herein.

8. Additional Covenants.

(a) Between the date of this Agreement and the Closing, SFC and SFC, with respect to SFC, will, and will cause their respective representatives to, (i) afford CGI and Precom and its representatives access to their personnel, properties, contracts, books and records, and other documents and data, as reasonably requested by CGI and Precom to verify the existence and ownership of the SFC Assets; (ii) furnish CGI and Precom and its representatives with copies of all such contracts, books and records, and other existing documents and data as they may reasonably request in connection with the transaction contemplated by this Agreement; and (iii) furnish CGI and Precom and its representatives with such additional financial, operating, and other data and information as CGI and Precom may reasonably request. SFC, Leasco and MCC will cause SFC to provide CGI and Precom with complete copies of all additional material contracts and other relevant information on a timely basis in order to keep CGI and Precom fully informed of the status of SFC's business and operations and the SFC Assets.

(c) SFC, Leasco and MCC will deliver to CGI and Precom at Closing all leases, tangible assets, software, accounting programs, and other assets, tangible or intangible, held or used by SFC in the operation of its business included in the SFC Assets, including the exclusive right to use of the "Saddleback" name.

(d) Precom agrees to and shall issue to MCC, or to its designee, Lee C. Summers, Trustee, a total of 500,000 shares of Precom common stock in return for a consulting agreement to be entered into at Closing between Precom and Merchants Capital Corporation or its principals, providing for continuing consulting services to be rendered to Precom for a period of one year after Closing.

 (e) Precom agrees to use its reasonable best efforts to cause Precom to file a registration statement on Form S-8 registering the 500,000 shares of Precom common stock to be issued to MCC (or its designees) hereunder, provided that the shares are issued consistent with the requirements for use of Form S-8, unless such shares are included in a concurrent SB-2 registration.

9.     Terms of Preferred Stock.

(a) The Preferred Stock issued to SFC by Precom at Closing shall be subject to the terms and conditions contained in the Statement of Preferences adopted by the Board of Directors of Precom at Closing.

(b) The Statement of Rights and Preferences relating to the Preferred Stock shall contain provisions that the Preferred Stock shall be non-voting, non-cumulative shares, preferred as to the payment of dividends, if any, and liquidating distributions, and that such shares shall be converted into common shares of Precom, as hereafter provided.
(c) On the date which is one year after the date of the Closing, the Preferred Stock shall be converted into such number of additional shares of common stock of Precom as may be necessary so that the total value of the Precom Stock issued to SFC on conversion of the Preferred Stock under this Paragraph 9(c), shall be equal at that time to $2,500,000.
(d) For purposes of this Agreement and the Statement of Preferences, the market value of the common stock of Precom shall be determined by reference to the average trading price of Precom's common shares on such national market on which the common shares are then traded, for the five trading days prior to the valuation date on which there has been trading activity. Notwithstanding the foregoing, it is agreed that, for purposes of this Agreement, the common stock of Precom shall be valued at not less than $1.00 per share as of the date of this Agreement and at Closing.
10.  Put Option of Precom.
(a) Within the ten (10) day period commencing on the first business day after the last day of each calendar quarter following the Closing Date, Precom may elect to cancel and terminate the share exchange transaction provided for in this Agreement, if the actual performance of SFC during the quarterly period just ended is less than 95 percent of its projected performance in accordance with the projections for such quarter attached hereto as Exhibit "F".
(b) If the election of Precom provided for herein is exercised by Precom, then all of the shares of Precom issued pursuant to this Agreement, including but not limited to the Precom Stock and the Preferred Stock transferred to SFC by CGI or issued to SFC by Precom, shall be cancelled in exchange for the SFC Assets acquired by Precom from SFC, as provided herein, resulting in a transfer of the SFC Assets back to SFC.
(c) Precom and SFC agree and undertake to cooperate in the event Precom exercises the election provided for herein, to structure the transfer of SFC Assets in a fashion to minimize or eliminate any adverse tax or accounting consequences of the transaction.
(d) The election granted to Precom hereunder shall survive Closing and may be exercised by written notice to SFC, advising that the election has been exercised and that all of the shares of Precom issued or transferred as provided in this Agreement shall be deemed cancelled on re-conveyance of the SFC Assets to SFC by Precom.
(e) The election of Precom provided for herein shall apply only to the first four full calendar quarters commencing after the Closing Date.
(f) The share certificates representing the stock of Precom issued or transferred as provided in this Agreement shall contain a legend referring to and incorporating the provisions of the election provided for hereunder.
11.  Registration Rights of SFC.

(a) At Closing, Precom and SFC shall enter into a Registration Rights and Lockup Agreement under which Precom shall agree to include the Common Stock issued to SFC at Closing in the next available registration statement first filed with the SEC after the date of Closing, provided that SFC agrees to release or sell any Common Stock so registered only in accordance with the market release provisions applicable to insiders under SEC Rule 144.
(b) The Registration Rights Agreement also shall provide that in the event the Common Stock of Precom received by SFC at the Closing, or on conversion of the Preferred Stock, is not eligible for sale by SFC in accordance with the provisions of SEC Rule 144 after one year from the date of the Closing, then Precom shall agree to file a registration statement thereafter for such Common Stock within 45 days after receipt of the request by SFC to register the shares.

12.  Termination.

This Agreement may be terminated (1) by mutual consent in writing or (2) by either SFC or Precom/CGI if there has been a material misrepresentation or material breach of any warranty or covenant by any other party that is not cured by the Closing.

13. Expenses.

Whether or not the Closing is consummated, each of the parties will pay at or before Closing all of its own legal and accounting fees and other expenses incurred in the preparation of this Agreement and the performance of the terms and provisions of this Agreement.

14.  Survival of Representations and Warranties.

The representations and warranties of SFC, SFC, CGI and Precom set out in this Agreement will survive the Closing for a period of thirty days, except for the representations, warranties, elections and conditions contained herein which by their terms survive Closing.

15.  Waiver.

Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

15.  Notices.

All notices and other communications under this Agreement must be in writing and will be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

     If to Precom, to:
     Precom Technology, Inc.
     2255 Glades Road, Suite 324 Atrium
     Boca Raton, FL 33431
     Attention: Robert J. Hipple
     561-988-2610
     Facsimile 801-365-0888

     If to CGI, to :
     Concilium Group, Inc.
     2755 Cottonwood Parkway
     Sixth Floor
     Salt Lake City, UT 84121
     Attention: Robert J. Hipple
     801-365-0900
     Facsimile 801-365-0888

     If to SFC, to:

     Saddleback Financial Corp.
     625 The City Drive
     Orange, CA 92868
     Attention:  Philip Walden
     714-938-9510

     If to Leasco, to:

     Leasco Holding Co.
     11861 South Cottage Grove Avenue
     Chicago, IL 60628
     Attention:  Yasar Samarah
     Facsimile 773-568-6754

     If to MCC:

     Merchants' Capital Corporation
     11861 South Cottage Grove Avenue
     Chicago, IL 60628
     Attention:  Yasar Samarah
     Facsimile 773-568-6754

16. General Provisions.

(a) This Agreement will be governed by and under the laws of the State of Florida, USA without giving effect to conflicts of law principals. If any provision hereof is found invalid or unenforceable, that part will be amended to achieve as nearly as possible the same effect as the original provision and the remainder of this Agreement will remain in full force and effect.

(b) Any dispute arising under or in any way related to this Agreement will be submitted to binding arbitration before a panel of three arbitrators of the American Arbitration Association. The arbitrators will be selected and the arbitration will conducted in accordance with the Association's commercial rules then in effect. The arbitration will be conducted in the State of Florida. The decision of the arbitrators will set forth in reasonable detail the basis for the decision and will be binding on the parties. The arbitration award may be confirmed by any court of competent jurisdiction.

(c) In any adverse action, the parties will restrict themselves to claims for compensatory damages and/or securities issued or to be issued and no claims will be made by any party or affiliate for lost profits, punitive or multiple damages.

(d) This Agreement constitutes the entire agreement and final understanding of the parties with respect to the subject matter hereof and supersedes and terminates all prior and/or contemporaneous understandings and/or discussions between the parties, whether written or verbal, express or implied, relating in any way to the subject matter hereof. This agreement may not be altered, amended, modified or otherwise changed in any way except by a written agreement, signed by both parties.

(e) This Agreement will inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

(f) The parties agree to take any further actions and to execute any further documents which may from time to time be necessary or appropriate to carry out the purposes of this Agreement.

(g) The headings of the Sections, paragraphs and subparagraphs of this Agreement are solely for convenience of reference and will not limit or otherwise affect the meaning of any of the terms or provisions of this Agreement. The references in this Agreement to Sections, unless otherwise indicated, are references to sections of this Agreement.

(h) This Agreement may be executed in counterparts, each one of which will constitute an original and all of which taken together will constitute one document. This Agreement may be executed by delivery of a signed signature page by fax to the other parties hereto and such fax execution and delivery will be valid in all respects.

Signed, sealed and delivered as the act of each party hereto on the date first above written.

PRECOM TECHNOLOGY, INC.


By: ____/s/ Robert J. Hipple________
      Robert J. Hipple, President


CGI INTERNATIONAL HOLDINGS, INCORPORATED.


By: ____/s/ Robert J. Hipple_________
      Robert J. Hipple, CEO

SADDLEBACK FINANCIAL CORP.


By: ___/s/ Phillip Walden___________
       Name: Phillip Walden
       Title: President




MERCHANTS' CAPITAL CORPORATION


By: ___/s/ Yassar Samarh___________
       Name: Yassar Samarah
       Title: President






SHARE EXCHANGE AGREEMENT
MAY 26, 2002

EXHIBIT "A"

Assets Being Acquired

EXHIBIT "A"
SADDLEBACK FINANCIAL CORP.

ASSETS TO BE ACQUIRED
MAY 26, 2002

1.     Assets identified on attached Schedule A-1 cost valued at $ 503,273.18

2.     Work in process and pending leases. Valued at            $ 2,119,108.26

3.     Exclusive right to use of "Saddleback" name and style    $  500,000.00

4.     Telephone numbers, marketing materials, brochures,
       stationery, business cards, envelopes, web site and
       related items                                            $  350,000.00

5.     All material contracts, including warehouse line,
       customer lists, employee contracts, vendor lists
       and related items                                       $   350,000.00

6.     Good will and going concern value                       $ 1,177,618.70

        Total                                                  $ 5,000,000.00












SHARE EXCHANGE AGREEMENT
MAY 26, 2002

EXHIBIT "B"

DUE DILIGENCE REQUESTS OF CGI AND PRECOM















SHARE EXCHANGE AGREEMENT
MAY 26, 2002

EXHIBIT "C"


SFC FINANCIAL STATEMENTS

















SHARE EXCHANGE AGREEMENT
MAY 14, 2002

EXHIBIT "D"

MATERIAL CONTRACTS



















SHARE EXCHANGE AGREEMENT
MAY 14, 2002

EXHIBIT "E"

DUE DILIGENCE REQUESTS OF SFC AND LEASCO


NONE










SHARE EXCHANGE AGREEMENT
MAY 14, 2002

EXHIBIT "F"

SFC PROJECTIONS























Exhibit "F"
SHARE EXHCNAGE AGREEMENT

REVENUE PROJECTIONS OF SADDLEBACK FINANCIAL CORP.

Quarter Ending:          Revenue:      Expense:       Net:

September 30, 2002     $   420,000     $305,000     $115,000

December 31, 2002      $   630,000     $375,000     $255,000

March 31, 2003         $ 1,050,000     $475,000     $575,000

June 30, 2003          $ 1,200,000     $580,000     $620,000